PARTNERS III OPPORTUNITY FUND
WPOPX / WPOIX

Summary Prospectus
July 31, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2026 and as currently filed with the U.S. Securities and Exchange Commission, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at https://weitzinvestments.com/resources/product-literature/default.fs. You can also get this information at no cost by calling 888-859-0698 or by sending an e-mail request to clientservices@weitzinvestments.com.

Investment Objective

The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES
(fees paid directly from your investment)
	Institutional Class	Investor Class
Maximum sales charge (load) on purchase	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fees	1.00%	1.00%
Distribution (12b-1) fees	None	None
Other expenses	0.12%	0.84%
Total annual fund operating expenses	1.12%	1.84%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$114	$356	$617	$1,363
Investor Class	$187	$579	$995	$2,159

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect

Weitz Funds – Partners III Opportunity Fund

the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of the portfolio.

Principal Investment Strategies

The Fund’s investment strategy (which we call “Quality at a Discount”) is to buy above-average to highest-quality businesses, at prices that we believe are less than what the companies are worth. The Fund is a “multi-cap” fund and may invest in securities of any market capitalization. The Fund may invest in securities issued by non-U.S. companies, which may be denominated in U.S. dollars or foreign currencies. As part of the Fund’s strategy, the Fund may concentrate its investments in securities of relatively few issuers and is considered to be a “non-diversified” fund. The Fund invests in long positions in stocks and other securities, when we anticipate that the value of such securities will increase. The Fund also invests in short positions in stocks and other securities, including short sales of exchange traded funds (“ETFs”), when we anticipate a decline in the value of such securities. The Fund has the ability to borrow money to invest in its long positions, and may buy and sell futures contracts, such as stock index futures contracts. The Fund’s mix of long positions and short positions will change over time based on the investment adviser’s assessment of market conditions.

We assess a company’s quality based on its competitive position, return on invested capital, ability to redeploy capital, cash flow consistency, financial leverage and management team. We compare the company’s stock price to our estimate of business value, i.e., all the cash that the company will generate for its owners in the future. For each company, we look at a range of business value estimates. We then seek to buy stocks of companies that meet our quality criteria when they are priced at a discount to our estimates of business value.

We invest with a multiple-year time horizon. We believe that purchasing stocks at prices less than our business value estimates provides opportunities for stock price appreciation, both as business values grow and as the market recognizes companies’ values. Typically, we consider selling stocks as they approach or exceed our business value estimates. We may also sell stocks for other reasons, including for the purchase of stocks that we believe offer better investment opportunities.

We do not try to “time” the market. However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. government securities or government money market fund shares. If the Fund takes such a defensive position, it may be temporarily unable to achieve its investment objective.

The Fund’s investment strategies for short positions can include (1) selling short an ETF or other security that tracks a broad or narrow market index, in hopes of buying the security at a future date at a lower price, (2) simultaneously buying a put option and selling a call option on an ETF or other security that tracks a broad or narrow market index, (3) buying an ETF or other security that is designed to appreciate in value when the value of a broad or narrow market index declines, (4) simultaneously holding a short position in one security and a long position in another security, with the objective of earning positive returns on the combined set of positions, (5) selling a covered call option on a security that the Fund owns for the duration of the option period and (6) holding a short position in an ETF or other security that tracks a broad or narrow market index and adding to the Fund’s long positions in particular stocks by a corresponding amount.

Principal Investment Risks

You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•	Market Risk As with any mutual fund, investment return and principal value will fluctuate, depending on general market conditions and other factors. Market risk includes political, regulatory, economic, social and health risks (including the risks presented by the spread of infectious diseases) which can lead to increased market volatility and negative impacts on local and global financial markets, and the duration and severity of the impact of these risks on markets cannot be reasonably estimated. You may lose money if you invest in the Fund.
•	Active Management Risk The investment adviser’s judgment about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform other funds with similar objectives or investment strategies, if the Fund’s overall investment selections or strategies fail to produce the intended results.
•	Concentration Risk The risk that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its largest holdings.
•	Non-diversified Risk Because the Fund is non-diversified, the Fund may have larger positions in fewer companies or industries than a diversified fund. A non-diversified portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.
•	Large Company Risk Securities of large companies tend to have less overall volatility compared to those of mid-size and small companies; however, large companies may not be able to attain the high growth rates of successful mid-size or small companies. In addition, large companies may be less capable of responding to competitive challenges and disruptive changes.
•	Mid-Size Company Risk Securities of mid-size companies may be more volatile and less liquid, compared to those of large companies, due to the mid-size companies’ limited product lines, markets, financing sources and management depth. Also, securities of mid-size companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.

Weitz Funds – Partners III Opportunity Fund

•	Small Company Risk Securities of small companies may be more volatile and less liquid, compared to those of large and mid-size companies, due to the small companies’ size, limited product lines, markets, financing sources and management depth. Also, securities of small companies may be affected to a greater extent by the underperformance of a sector or changing market conditions.
•	Non-U.S. Securities Risk The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls (including tariffs), excessive taxation, sanctions, expropriation, limited disclosure and illiquid markets. Non-U.S. securities may also be subject to risks from differing financial reporting, accounting, corporate governance and auditing standards, and increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities.
•	Investments in Exchange Traded Funds ETFs that are based on an index incur certain expenses not incurred by their applicable index and, as such, the Fund will incur additional expenses as a result of investing in an ETF. ETFs that are based on an index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.
•	Short Sales Risk The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it has sold short increases; the loss of value on a short position is theoretically unlimited. Also there may be times when the Fund’s lender demands, or market conditions dictate, that the borrowed securities be returned to the lender on short notice, and the Fund may have to borrow the securities from another lender or purchase the securities at an unfavorable price. In addition, there is a risk that the third party to a short sale will not fulfill its contractual obligations, which could cause a loss to the Fund. The use of short sales will increase the Fund’s expenses. And because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in the value of securities, which could exceed the value of the Fund’s assets. This may magnify gains and losses and increase the volatility of the Fund’s returns.

•	Leverage Risk The Fund may borrow from banks or brokers and pledge its assets in connection with any such borrowing. If the interest and other expenses on borrowings is greater than the Fund’s returns on the proceeds of the borrowings, then the use of leverage will decrease the overall return to the Fund’s shareholders. The use of leverage will also tend to magnify the volatility of the Fund’s returns and may increase the Fund’s sensitivity to interest rate changes and other market risks.
•	Derivatives Risk Derivatives are instruments, such as options, futures and forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives may carry more risk than other types of investments. Derivatives are subject to a number of risks including leverage, counterparty, liquidity, interest rate, market, credit, operational, management and legal risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and in some cases the Fund could lose more than the principal amount invested. Derivative strategies may also involve leverage, which may further exaggerate a loss.
•	Large Investor Risk Ownership of shares of the Fund may be concentrated in one or more large investors, including related persons of the investment adviser. These investors may redeem shares in substantial quantities or on a frequent basis, which may negatively impact the Fund’s performance, may increase realized capital gains, may accelerate the realization of taxable income to other shareholders and may potentially limit the use of available capital loss carryforwards or certain other losses to offset any future realized capital gains. Large investor redemption activity also may increase the Fund’s brokerage and other expenses.
•	Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Weitz Funds – Partners III Opportunity Fund

Performance

The following chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the periods indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of a relevant broad-based securities market index. The Bloomberg 3000 Index, the Fund’s primary comparative index, reflects the performance of the broad U.S. stock market and consists of companies of all market capitalizations. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Updated performance information is available at weitzinvestments.com or by calling us toll-free at 888-859-0698.

The year-to-date return for the Fund’s Investor Class for the six months ended June 30, 2026 was -0.95%.

BEST AND WORST PERFORMING QUARTERS
(during the period shown above)
	Quarter/Year	Total Return
Best quarter	1st quarter 2019	19.37%
Worst quarter	1st quarter 2020	-16.30%

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 2025)
	1 Year	5 Year	10 Year
Investor Class
Return before taxes	2.41%	3.50%	6.07%
Return after taxes on distributions	1.08%	1.57%	4.26%
Return after taxes on distributions and sale of fund shares	2.37%	2.56%	4.62%
Institutional Class return before taxes	3.17%	4.18%	6.71%
Comparative Index (reflects no deduction for fees, expenses or taxes):
Bloomberg 3000 Index	17.21%	13.09%	14.27%

Weitz Funds – Partners III Opportunity Fund

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management

Investment Adviser

Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.

Portfolio Managers

Wallace R. Weitz, CFA, and Andrew S. Weitz are jointly and primarily responsible for the day-to-day management of the Fund. Wallace R. Weitz has been a portfolio manager of the Fund since its inception. Andrew S. Weitz became a portfolio manager of the Fund in 2020.

Purchase and Sale of Fund Shares

For Investor Class shares, the minimum investment required to open an account in the Fund is $2,500. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

For Institutional Class shares, the minimum investment required to open an account in the Fund is $1,000,000. There is no minimum subsequent investment requirement. After your account is open, you may make additional investments in any amount.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, c/o Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, OH 45246), by telephone at 888-859-0698, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/ or its investment adviser may pay the intermediary an administrative fee to compensate them for the services they provide (commonly referred to as administrative fee payments). These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Weitz Funds – Partners III Opportunity Fund

WPOPX, WPOIX Sum Pro
3102026